UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 11, 2021

EPIZYME, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35945	26-1349956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Technology Square, 4th Floor Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 229-5872

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	EPZM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 11, 2021, Epizyme, Inc., a Delaware corporation (the “Company”), entered into a Fifth Amendment to Lease (the “Fifth Amendment”) with ARE-TECH Square, LLC, a Delaware limited liability company (the “Landlord”). The Fifth Amendment amends that certain Lease Agreement dated June 15, 2012, as amended (the “Lease”), and is effective as of August 11, 2021. Under the Fifth Amendment, the Company extended the term of the Lease for the Company’s headquarters in Cambridge, Massachusetts through November 30, 2024.

Under the Fifth Amendment, the Company will continue to pay the Landlord the current monthly base rent amount contemplated by the Lease through November 30, 2022, with an increase commencing on December 1, 2022 and adjusting the monthly base rent amount to approximately $377,000 and an increase commencing on December 1, 2023 and adjusting the monthly base rent amount to approximately $388,000 through November 30, 2024. In addition, under the Fifth Amendment, the Landlord will provide the Company with a tenant improvement allowance of up to approximately $430,000 if requested by the Company by August 11, 2022, subject to specified terms and conditions.

Except as amended by the Fifth Amendment, the Lease remains in full force and effect.

The foregoing description of the Fifth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fifth Amendment, a copy of which is filed as an exhibit to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Fifth Amendment to Lease dated as of August 11, 2021, by and between the Company and ARE-TECH Square, LLC

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIZYME, INC.

Date: August 16, 2021	By:	/s/ John Weidenbruch
John Weidenbruch
Senior Vice President, General Counsel and Corporate Secretary